UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) : April 28, 2004

                             National Beverage Corp.
                                        -
             (Exact Name of Registrant as Specified in its Charter)

        DELAWARE                  1-14170                      59-2605822
------------------        -----------------           -------------------------
(State of incorporation)  (Commission File Number)         (IRS Employer
                                                            Identification No.)


                           One North University Drive
                         Fort Lauderdale, Florida 33324
          (Address of principal executive offices, including zip code)

                                 (954) 581-0922
                                 ---------------
              (Registrant's telephone number, including area code)


Item 5.  Other Events

     On April 28, 2004, National Beverage Corp. issued a press release reporting that it has confirmed the payment date of a special cash dividend. A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.


Information Item 7.  Financial Statements and Exhibits

     Exhibit 99.1 Press release issued by National Beverage Corp. dated April 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    National Beverage Corp.
                                                          (Registrant)


Date:  April 28, 2004                           By:     /s/ Dean A. McCoy
                                                       ------------------------
                                                       Senior Vice President -
                                                       Chief Accounting Officer



EXHIBIT INDEX

99.1     Press release issued April 28, 2004